Exhibit 10.3
                                                                    ------------
                               FIRST AMENDMENT TO
                              CONSULTING AGREEMENT
                              --------------------

          This First Amendment to Consulting Agreement ("Amendment") amends that certain Consulting Agreement (the "Consulting Agreement") dated July 1, 2004, by and between N-Viro International Corporation, a Delaware corporation (the "Company"), and Terry J. Logan, an individual ("Consultant"). This Amendment is effective as of February 13, 2006.N-Viro

     W  I  T  N  E  S  S  E  T  H:
     -  -  -  -  -  -  -  -  -  -
          WHEREAS, the Company desires to continue to engage Consultant as a consultant to the Company upon the terms and subject to the conditions set forth in the Consulting Agreement; and,

          WHEREAS, Consultant desires to continue his services as a consultant to the Company upon the terms and subject to the conditions set forth in the Consulting Agreement.

          NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound hereby agree to amend the Consulting Agreement as follows:

          The term of engagement of as set forth in Section 4 of the Consulting Agreement shall be renewed and extended from June 30, 2006 for a period of two
(2)  years,  or  until  June  30,  2008.

          Section 5.04 of the Consulting Agreement which was waived in the initial term of the Consulting Agreement is hereby deleted.

          All other terms of the Consulting Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, this Amendment has been duly executed by the Company and Consultant as of the date first above written.

                              N-VIRO  INTERNATIONAL  CORPORATION
                              By   /s/  Timothy  Kasmoch
                                  ----------------------
                                Its:  Chief  Executive  Officer
                                    ---------------------------

                                /s/  Terry  J.  Logan
                              -----------------------
                              Terry  J.  Logan